QuickLinks -- Click here to rapidly navigate through this document

Forward-looking Statements

        When used anywhere in this document, the words expects, believes, anticipates, estimates, and similar expressions are intended to identify forward-looking statements. Forward-looking statements herein may include statements addressing future financial and operating results of Pharmacopeia. Pharmacopeia has based these forward-looking statements on its current expectations about future events. Such statements are subject to risks and uncertainties including, but not limited to, the successful implementation of Pharmacopeia's strategic plans, the acceptance of new products, the obsolescence of existing products, the resolution of existing and potential future patent issues, additional competition, changes in economic conditions, and other risks described in documents Pharmacopeia has filed with the Securities and Exchange Commission, including its most recent report on Form 10-K and subsequent reports on Form 10-Q. All forward-looking statements in this document are qualified entirely by the cautionary statements included in this document and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by forward-looking statements contained in this document. These forward-looking statements speak only as of the date of this document. Pharmacopeia disclaims any undertaking to publicly update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

PHARMACOPEIA

Science and technology to accelerate

drug discovery

and chemical development

Pharmacopeia: Services and Products

Pharmacopeia: Highlights

  •
  2001 revenue of $ 122-million

  •
  Drug discovery pipeline

  •
  Collaborations with 16 biopharmaceutical companies

  •
  Market leadership in technical and scientific software

  •
  Cash of $ 144-million at June 30, 2002

Drug Discovery: Pipeline

Drug Discovery: Collaborations

Amgen	Mitsubishi Pharma
Antigenics	Novartis
AstraZeneca	Otsuka
Bayer	Organon
Berlex (Schering AG)	Pharmacia
Bristol-Myers Squibb	Progenics
Boehringer Ingelheim	Regeneron
Daiichi	Roche
Ester Neuroscience	Schering-Plough
Kowa	Takeda
Locomogene

Accelrys: Scientific Software Leadership

• Modeling and Simulation • Cheminformatics • Bioinformatics • Chemical databases	-->	For biopharmaceutical and diversified chemical companies

Accelrys: Customers

  •
  All major pharmaceutical companies

  •
  Most leading biotechnology companies

  •
  90% of the world's largest chemical companies

  •
  Major government laboratories worldwide

  •
  Academic customers and collaborators

Pharmacopeia Revenue

2002 and 2003 Focus

Profitability

        —Accelrys

    •
    Improve profitability and operational efficiency

    •
    New product introductions

    •
    Extend market leadership to new segments

        —Drug Discovery

    •
    Increase collaborations

    •
    Expand discovery offerings

    •
    Achieve breakeven and grow pipeline

Investment Summary

  •
  Market leadership

  •
  Science and technology

  •
  Drug discovery pipeline potential

  •
  Cash at $144-million and no debt

  •
  Focus on profitability

QuickLinks

Forward-looking Statements
PHARMACOPEIA
Pharmacopeia: Services and Products
Pharmacopeia: Highlights
Drug Discovery: Pipeline
Drug Discovery: Collaborations
Accelrys: Scientific Software Leadership
Accelrys: Customers
Pharmacopeia Revenue
2002 and 2003 Focus
Investment Summary